UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 6, 2007

Pure Vanilla eXchange, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52023	98-0442839
(Commission File Number)	(IRS Employer Identification No.)

805 Third Avenue, 15th Floor New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

 212-972-1600

 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 6, 2007, our board met and adopted the Pure Vanilla eXchange, Inc. 2007 Incentive Plan. The purposes of the plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees and consultants and to promote the success of our business. The plan became effective upon adoption by our board of directors and we will submit the plan to our stockholders for their approval at our next meeting of stockholders. The following brief description of the terms and conditions of the plan is qualified in its entirety the copy of the plan attached hereto as Exhibit 10.1 and incorporated herein by reference.

General

Eligibility; Awards. Awards under the plan may be granted to our employees and consultants and to employees and consultants of any of our subsidiaries or any parent corporation. Awards may be in the form of incentive stock options (within the meaning of Section 422 of the Internal Revenue Code)(subject to stockholder approval of the plan with twelve months of the date of adoption), non-statutory stock options, stock purchase rights or restricted stock units as determined by the administrator at the time of grant; provided, however, that only our employees may be granted incentive stock options. Each award will be made pursuant to an agreement setting forth its terms and conditions and each award agreement will be subject to the terms and conditions of the plan.

Shares Available. The total number of shares of our common stock that may be subject to the awards granted under the plan is the higher of 15% of the number of fully diluted shares of our outstanding common stock or 17,500,000 shares, plus the number of shares with respect to which awards previously granted thereunder are forfeited, expire, terminate without being exercised or are settled with property other than shares, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements.

Administration. The plan will be administered by our board of directors or by a committee of our board constituted to comply with all applicable laws and rules relating to the administration of equity-based awards.

The plan grants the administrator the authority, among other things, to: select the employees and consultants to whom awards may be granted; determine the number of shares to be covered by each such award granted; approve forms of award agreements for use under the plan; determine the terms and conditions of any award granted including, without limitation, the exercise price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award or the common stock relating thereto, based in each case on such factors as the administrator determines; prescribe, amend and rescind rules and regulations relating to the plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws; allow participants to satisfy withholding tax obligations by electing to have us withhold from the shares to be issued upon exercise of an award the number of shares having a fair market value equal to the minimum amount required to be withheld; and to construe and interpret the terms of the plan and awards granted pursuant to the plan.

In order to prevent diminution or enlargement of the benefits or potential benefits available under the plan, in the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation or other change in our corporate structure affecting our common stock the administrator will adjust the number and class of shares that may be delivered under the plan and/or the number, class, and price of shares covered by each outstanding award.

Stock Options

Incentive or Nonstatutory. Each option granted under the plan will be designated as either an incentive stock option or a nonstatutory stock option. Notwithstanding such designation, to the extent that the aggregate fair market value of the shares issuable upon exercise of incentive stock options which are exercisable for the first time by any participant during any calendar year (under all of our plans or those of any parent or subsidiary) exceeds $100,000, those options will be treated as nonstatutory stock options. For this purpose, incentive stock options will be taken into account in the order in which they were granted and the fair market value of the shares will be determined as of the time the option with respect to those shares is granted.

Term. The term of each option will be determined by the administrator but will not be more than ten years from the date of grant or, in the case of an incentive stock option granted to a participant beneficially owning more than 10% of our outstanding common stock, no more than five years from the date of grant.

Exercise Price. The exercise price of each option will be determined by the administrator. However, in the case of an incentive stock option the exercise price will be no less than 100% of the fair market value of our common stock on the date of grant or, in the case of an incentive stock option granted to an employee beneficially owning more than 10% of our outstanding common stock, the exercise price will not be less than 110% of the fair market value of our common stock on the date of grant. Additionally, in the case of a nonstatutory stock option the exercise price will not be less than 85% of the fair market value of our common stock on the date of grant or, in the case of a nonstatutory stock option granted to an employee or consultant beneficially owning more than 10% of our outstanding common stock, the exercise price will be not less than 110% of the fair market value of our common stock on the date of grant. Notwithstanding the foregoing, options may be granted with an exercise price other than as required above in accordance with and pursuant to a transaction described in Section 424 of the Internal Revenue Code.

Payment. The consideration to be paid upon exercise of an option, including the method of payment, will be determined by the administrator and, in the case of an incentive stock option, will be determined at the time of grant. The consideration may consist of, without limitation, cash; a check; a promissory note; other shares of our common stock having a fair market value on the date of surrender equal to the aggregate exercise price of the option to be exercised, provided such shares were acquired directly from us and have been owned by the participant, and not subject to a substantial risk of forfeiture, for more than six months on the date of surrender; consideration under any cashless exercise program that we implement in connection with the plan; any combination of the foregoing.

Termination of Service. Upon termination of a participant’s service (other than by reason of disability or death), the participant may exercise his or her options to the extent then vested until the earlier of 30 days after the date of termination (unless the option agreement provides for a longer period of time to exercise the option after termination) or the regularly scheduled expiration of the options. If a participant’s service ceases as a result of the participant’s disability, the participant may exercise his or her options to the extent then vested until the later of six months after the date of termination or the regularly scheduled expiration of the options. If a participant’s service ceases as a result of the participant’s death, his or her options may be exercised to the extent then vested until the later of six months after the date of termination or the regularly scheduled expiration of the options by the participant’s designated beneficiary or by the personal representative of the participant’s estate or by the person(s) to whom the options are transferred pursuant to the participant’s will or in accordance with the laws of descent and distribution.

Stock Purchase Rights

Stock purchase rights may be issued either alone, in addition to, or in tandem with other awards granted under the plan and/or cash awards made outside of the plan. After the administrator determines that it will offer stock purchase rights under the plan, it will advise each offeree of the terms, conditions and restrictions related to the offer, including the number of shares the offeree will be entitled to purchase, the price to be paid, and the time within which the offeree must accept the offer. The offer will be accepted by execution of a restricted stock purchase agreement in the form determined by the administrator.

Unless otherwise determine by the administrator, the restricted stock purchase agreement will grant us an option to repurchase the shares at the original purchase price, exercisable for 90 days after the termination of the purchaser’s service for any reason (including death or disability). The repurchase option will lapse at the rate determined by the administrator, provided that with respect to shares purchased by our officers, directors and consultants, the repurchase option will not lapse at a rate less than 20% per year over five years from the date of purchase.

Restricted Stock Units

Restricted stock units may be granted at any time and from time to time as determined by the administrator. The terms and conditions of each grant of restricted stock units (including, without limitation, the number of restricted stock units and the restrictions and vesting criteria related to the grant) will be determined by the administrator. The administrator may reduce or waive any restrictions or vesting criteria relating to a grant of restricted stock units. Payment of earned restricted stock units will be made as soon as practicable after the date(s) set forth in the award agreement in shares of our common stock.

Transferability

Unless determined otherwise by the administrator, awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the participant, only by the participant. If the administrator makes an award transferable, the award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) to family members (within the meaning of Rule 701 under the Securities Act of 1933, as amended) through gifts or domestic relations orders, as permitted by Rule 701.

Liquidation; Change of Control

The administrator will notify each participant as soon as practicable prior to the effective date of our proposed dissolution or liquidation and, to the extent it has not been previously exercised, an award will terminate immediately prior to the consummation of the proposed action.

In the event of a merger, consolidation or sale of all or substantially all of our assets, each outstanding option, stock purchase right and restricted stock unit will automatically become fully vested and all restrictions on restricted stock will lapse and each award will be exercisable for a period of time as determined by the administrator.

Amendment and Termination

The plan may be amended, altered, suspended or terminated by the board of directors at any time; provided, however that the board will obtain stockholder approval of any plan amendment to the extent necessary and desirable to comply with all applicable laws. Furthermore, no amendment, alteration, suspension or termination of the plan may impair the rights of any participant, except as a participant may otherwise agree in writing. Unless sooner terminated in accordance with its terms, the plan will continue in effect for a term of ten years from the later of (i) the effective date of the plan, or (ii) the earlier of the most recent board or stockholder approval of an increase in the number of shares reserved for issuance under the plan.

On February 6, 2007, our board of directors also granted options under the plan to purchase an aggregate of $12,605,000 shares of our common stock to certain employees and consultants, including Steven Yevoli, our Chief Executive Officer. In consideration of personally guarantying our obligations under a processing agreement, Mr. Yevoli was granted an option to purchase 25,000 shares of our common stock at an exercise price of $1.00 per share. The option was fully vested upon the date of grant and expires ten years after the date of grant.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2007, Harry Jose and Florian Schuhbauer resigned as members of our board of directors and the board elected George W. Benedict and Thomas J. Fanning to fill the vacancies created by those resignations. Mr. Jose’s and Mr. Schuhbauer’s resignations and Mr. Benedict’s and Mr. Fanning’s elections were all effective immediately. Neither Mr. Jose’s nor Mr. Schuhbauer’s resignation was the result of a disagreement with management regarding our operations, policies or practices. Copies of Mr. Jose’s and Mr. Schuhbauer’s letters of resignation are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

The following are material transactions between us and our newly elected directors:

•
On December 15, 2006, Mr. Benedict and Nimble entered into an agreement pursuant to which $609,500 in aggregate principal amount of loans made by Mr. Benedict to Nimble from January 2003 through April 2006 were converted into 741,665 shares of Nimble common stock at the rate of $0.8218 per share and Nimbler issued Mr. Benedict a warrant to purchase 55,409 shares of Nimble common stock at an exercise price of $2.75 per share, exercisable for five years from the date of issuance. Pursuant to agreement and plan of merger under which we acquired Nimble, at the effective time of the merger of our wholly-owned subsidiary into Nimble on December 31, 2006, these shares of Nimble common stock were converted into 968,614 shares of our common stock and this warrant became exercisable for 72,364 shares of our common stock at an exercise price of $2.11 per share. Each promissory note issued by Nimble to Mr. Benedict in evidence of a converted loan was amended and restated to provide that Nimble’s only obligation under the note will be to pay the interest accrued and unpaid as of the date of the agreement, together with interest on such amount at the annual rate of fifteen percent (15.0%), from the date of the agreement until the date on which the note is paid in full, and to extend the maturity date of such note through December 15, 2008, subject to earlier prepayment at Nimble’s option at any time without premium or penalty.

•
On December 15, 2006, Mr. Fanning and Nimble entered into an agreement pursuant to which $179,106 in aggregate principal amount of loans made by Mr. Fanning to Nimble from December 2002 through April 2006 were converted into 217,944 shares of Nimble common stock at the rate of $0.8218 per share and Nimble issued Mr. Fanning a warrant to purchase 16,282 shares of Nimble common stock at an exercise price of $2.75 per share, exercisable for five years from the date of issuance. Pursuant to agreement and plan of merger under which we acquired Nimble, at the effective time of the merger of our wholly-owned subsidiary into Nimble on December 31, 2006, these shares of Nimble common stock were converted into 284,635 shares of our common stock and this warrant became exercisable for 21,264 shares of our common stock at an exercise price of $2.11 per share. Each promissory note issued by Nimble to Mr. Fanning in evidence of a converted loan was amended and restated to provide that Nimble’s only obligation under the note will be to pay the interest accrued and unpaid as of the date of the agreement, together with interest on such amount at the annual rate of fifteen percent (15.0%), from the date of the agreement until the date on which the note is paid in full, and to extend the maturity date of such note through December 15, 2008, subject to earlier prepayment at Nimble’s option at any time without premium or penalty.

Except as described above, since the beginning of the our last fiscal year, there has been no transaction or any currently proposed transaction, in which we were or will be a participant and in which either Mr. Benedict or Mr. Fanning or any of their immediate family members had or will have a direct or indirect material interest, required to be disclosed under Item 404(a) of Regulation S-B. There are no family relationships between either Mr. Benedict or Mr. Fanning and any of our other officers or directors.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 6, 2007, our board of directors adopted the amended and restated bylaws attached hereto as Exhibit 3.1. The following description of the amendments to our bylaws resulting from the adoption of the amended and restated bylaws is qualified in its entirety the copy of the amended and restated bylaws attached hereto as Exhibit 3.1 and incorporated herein by reference.

Our amended and restated bylaws provide that:

•
the authorized number of directors will not be less than one nor more than eleven and that authorized number of directors will be fixed from time to time within those limits by the board of directors or by a bylaw or an amendment to a bylaw adopted by our stockholders.

•	directors may by removed by our stockholders only for cause at a special meeting called for that purpose.

•
any vacancies on our board of directors, including a vacancy created by the removal of a director, may be filled by a majority of the directors then in office, whether or not less than a quorum, or by the sole remaining director.

•	special meetings of our stockholders may be called by holders of shares entitled to cast not less than 10% of the votes at the proposed meeting.

•
nominations for election to our board of directors, whether by the board or by our stockholders, must be made in accordance with the procedures set forth therein. Any stockholder of record may nominate one or more candidates for election to our board by delivering a written notice to our secretary at least 120 days before the date on which we first mailed to our stockholder last year’s proxy statement. The notice must include the stockholder’s name, address and the number of shares of our stock he or she owns and each proposed nominee’s name, age, business address, personal address, principal occupation or employment, citizenship, the number of shares of our stock owned by the proposed nominee, and any other information relating to the proposed nominee that we will be required to disclose in our proxy statement.

  Our former bylaws provided that:

•	the authorized number of directors could be fixed only by the vote of our stockholders and did not provide for a maximum number of directors

•	directors or the entire board could be removed by our stockholders, with or without cause, at a meeting called for that purpose.

•	vacancies on the board, whether created by resignation, removal or an increase in the number of authorized directors, could be filled only by our stockholders.

•	special meetings of our stockholders could only be called by stockholders owning a majority of our common stock.

Item 9.01 Exhibits.

The following is the index of exhibits furnished in accordance with Item 601 of Regulation S-B, filed as part of this Current Report on Form 8-K or incorporated by reference herewith:

3.1	Amended and Restated Bylaws of Pure Vanilla eXchange, Inc.

10.1	Pure Vanilla eXchange, Inc. 2007 Incentive Plan.

99.1	Letter from Harry Jose dated February 5, 2007.

99.2	Letter from Florian Schuhbauer dated February 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pure Vanilla eXchange, Inc.

Date: February 12, 2007	By: /s/ Steven Yevoli
Name: Steven Yevoli
Title: Chief Executive Officer